UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                     FORM 8-K


                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                             OF THE SECURITIES ACT OF 1934

     Date of Report (Date of earliest event reported):  February 16, 2000

                             --------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        0-12167             54-1217099

(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
       of incorporation)                                 Identification No.)


           18880 HOMESTEAD ROAD, CUPERTINO, CA                   95014
          ------------------------------------------------------------
          (Address of principal executive office)           (Zip Code)


    Registrant's telephone number, including area code:   (408) 863-9900

                             --------------------------

                                  (Not Applicable)
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.   OTHER EVENTS

On February 16, 2000, Rational Software Corporation, a Delaware corporation and the registrant herein, announced that it had completed the private placement of $500 million (including proceeds from the over-allotment option) of 5% Convertible Subordinated Notes due 2007 to qualified institutional investors. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c) Ehibits

Exhibit No.    Description
----------     -------------------------------------------------------
99.1           Press Release dated February 16, 2000 released by the Company




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                RATIONAL SOFTWARE CORPORATION
                                                (Registrant)

February 18, 2000                             /s/ Timothy A. Brennan
                                                Timothy A. Brennan,
                                         Chief Financial Officer and Secretary